                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

                                 June 20, 2003

                Date of Report (Date of earliest event reported)

                        DIAMOND ENTERTAINMENT CORPORATION

                        ---------------------------------

             (Exact name of registrant as specified in its charter)

                                   New Jersey

         (State or other jurisdiction of incorporation or organization)

         0-17953                                      22-2748019

   (Commission file number)           (I.R.S. employer identification number)

 800 Tucker Lane, Walnut, California                         91789

(Address of principal executive offices)                  (Zip Code)

       Registrant's Telephone number, including area code: (909) 839-1989

ITEM 5. Other Events and Regulation FD Disclosure

This Form 8-K is being furnished to report that on June 20, 2003, Diamond

Entertainment issued a press release announcing receipt of significant sales orders for its DVD titles for June 2003 shipment.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS.

         The  following exhibit is filed as part of this report in accordance with the provision of Item 601 of Regulation S-B:

EXHIBIT           NAME OF EXHIBIT

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99.1              Press Release dated June 20, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934,

the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 20, 2003            Diamond Entertainment Corporation

                                 BY     /s/   FRED U. ODAKA

                                 ------------------------------------------

                                 Fred U. Odaka, Chief Financial Officer,

                                 Principal Financial Officer and Principal

                                  Accounting Officer